UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
July 7, 2006

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760
1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (217) 523-3600	37-0211380
333-56594	Ameren Energy Generating Company (Illinois Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	37-1395586
2-95569	CILCORP Inc. (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-1169387

1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050
1-3004	Illinois Power Company (Illinois Corporation) 370 South Main Street Decatur, Illinois 62523 (217) 434-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02 Termination of a Material Definitive Agreement.

Reference is made to Note 2 - Rate and Regulatory Matters and Note 7 - Related Party Transactions to the financial statements under Part I, Item 1, Outlook under Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Risk Factors under Part II, Item 1A in the Form 10-Q for the quarterly period ended March 31, 2006, of registrant Ameren Corporation (“Ameren”) and its registrant subsidiaries, Union Electric Company, doing business as AmerenUE (“UE”), Central Illinois Public Service Company, doing business as AmerenCIPS (“CIPS”), Ameren Energy Generating Company (“Genco”), CILCORP Inc., Central Illinois Light Company, doing business as AmerenCILCO ("CILCO") and Illinois Power Company, doing business as AmerenIP (“IP”) (collectively, the “registrants”), for a discussion of the joint dispatch agreement among UE, CIPS and Genco and the Illinois power procurement auction. Reference is also made to Note 14 - Related Party Transactions to the financial statements under Part II, Item 8 in the registrants’ Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for a discussion of the joint dispatch agreement. The joint dispatch agreement as last amended and restated effective January 10, 2006 (filed as Exhibit 10.1 to the Current Report on Form 8-K of Ameren, UE, CIPS and Genco dated January 9, 2006) (“JDA”), under which UE and Genco jointly dispatch electric generation, provides each affiliate the option to serve its load requirements from its own generation first and then to allow access to any available remaining generation to its affiliate at incremental cost. Any excess generation not used by UE or Genco to serve load requirements is sold to third parties on a short-term basis. Under the provisions of the JDA, the margins from third party sales are allocated between UE and Genco based on generation output. CIPS is no longer an active participant under the JDA due to the transfer of its power plants to Genco in 2000. The JDA established no specific termination date for the agreement but provided any party the right to terminate it on one year’s notice. The JDA may be terminated earlier by mutual consent of the parties.

On July 7, 2006, UE, CIPS and Genco mutually consented to waive the one year termination notice requirement and agreed to terminate the JDA on December 31, 2006. This action with respect to the JDA will require acceptance by the Federal Energy Regulatory Commission (“FERC”).

The benefits of the JDA to UE and Genco have changed recently due to the emergence of transparent wholesale markets, the dispatching of generation being conducted by the Midwest Independent Transmission System Operator, Inc. (“MISO”), and changes to the Illinois regulatory framework, among other things. As a result, UE believes the benefit it will receive from retaining the power it was transferring under the JDA to Genco at incremental cost will exceed the benefit it would have received from being able to call upon Genco’s generation under the JDA at incremental cost. Since UE was prepared to immediately provide Genco with one year notice of termination, Genco believes the potential benefit it could receive from being able to call upon UE’s generation through June 2007 is outweighed by, among other things, the negative consequences associated with the continued existence of the JDA past December 31, 2006. In particular, Genco believes that the JDA is no longer necessary or effective in dispatching Genco’s generation jointly with that of UE due to changes in the marketplace for the sale of electricity, including the MISO Day Two Energy Market, and the centralized dispatching of generation by MISO.  Additionally, the JDA is based on a combined control area for the UE and CIPS transmission facilities located in Missouri and Illinois, respectively.  This combined control area creates operational inefficiencies for Genco to effectively participate through Ameren Energy Marketing Company (“Marketing Company”) in the Illinois power procurement auction for power beginning January 1, 2007.  In conjunction with terminating the JDA, Ameren’s transmission-owning entities intend to restructure their control areas so as to have one control area in Missouri for UE’s transmission facilities and one in Illinois for the transmission facilities of CIPS, CILCO and IP.

As a result of the termination of the JDA on December 31, 2006, UE and Genco will no longer have the obligation to provide power to each other. In 2005, Genco received from UE under the JDA net transfers of 8.7 million megawatthours of power at an average price of $18 per megawatthour and generated 14.2 million megawatthours of power from its plants at an average cost of approximately $18 per megawatthour. This power, along with 1.2 million megawatthours purchased from Electric Energy, Inc. (“EEI”), which is 40% owned by UE and 40% owned by Ameren Energy Development Company, was used in 2005 to supply CIPS’ load and other wholesale and retail customers at an average selling price of $35 per megawatthour. In 2005, Genco also sold 3.3 million net megawatthours of power in the interchange market at $47 per megawatthour. Upon termination of the JDA, Genco will no longer receive the margins on sales that were supplied with power from UE. However, Genco will still have access to its own generation and expects to be able to sell this power at higher average prices than this power was sold for in 2005 because of the expiration of its power supply contract with CIPS and the expiration of contracts to supply other wholesale and retail customers on or before December 31, 2006. Genco currently expects to generate approximately 17.5 million megawatthours of power in 2007. By 2007, only 5.2 million megawatthours of power covered by wholesale and retail electric power supply agreements that were in effect in 2005 will remain outstanding. These agreements have an average embedded selling price of $36 per megawatthour. All other power supply agreements in effect in 2005 will expire by the end of 2006 and any available generation will be sold at prevailing market prices. Genco and AmerenEnergy Resources Generating Company (“AERG”) (a subsidiary of CILCO) through their affiliate Marketing Company and UE will have the opportunity to participate in the Illinois power procurement auction for 2007. However, they would be subject to a limitation of 35% of CIPS’, CILCO’s and IP’s annual load, or about 13 million megawatthours, which is an auction restriction imposed on any single supplier providing power to CIPS, CILCO and IP through the auction. Ameren affiliated companies will be considered one supplier for purposes of this limitation.

Ameren’s earnings will be affected by the termination of the JDA when UE’s rates are adjusted by the Missouri Public Service Commission (MoPSC). As noted in the press release (Exhibit 99.1 hereto) incorporated by reference under Item 8.01 below, UE announced on July 7, 2006, that it had filed a request with the MoPSC to increase its electric rates by $361 million. UE’s requested increase is net of the decrease in its revenue requirement resulting from increased margins expected to result from the termination of the JDA. UE’s proposed rate increase is subject to review and approval by the MoPSC.

 In 2007, Ameren’s earnings are also expected to be impacted by the expiration on December 31, 2006, of the contract for AERG to supply CILCO with power. AERG currently expects to generate approximately 7 million megawatthours of power in 2007 compared to 5.9 million megawatthours of power that was generated in 2005 at an average cost of approximately $15 per megawatthour. In 2005, this power was sold principally to CILCO at an average price of $32 per megawatthour. In addition, AERG sold 1 million net megawatthours of power in the interchange market at $38 per megawatthour in 2005. In 2007, all of AERG’s power will be sold at prevailing market prices. On December 31, 2005, a power supply agreement with EEI for UE, CIPS (whose entitlement was resold to Marketing Company) and IP expired. Power supplied under the agreement by EEI to UE, Marketing Company and IP was priced at EEI’s cost-based rates. Power previously supplied under this agreement to UE, Marketing Company and IP is being sold at market prices in 2006, which are above EEI’s cost-based rates and will continue to be sold at market prices in 2007. However, in 2006, UE, Genco (which supplies Marketing Company) and IP are replacing power previously received from EEI either through the use of their own higher-cost generation or higher-cost power purchases. In 2005, EEI generated 7.9 million megawatthours of power. UE, CIPS (which resold the power to Marketing Company) and IP purchased 3.0 million, 2.0 million and 1.2 million megawatthours, respectively, from EEI at an average price of $20 per megawatthour. The remaining generation was sold to EEI’s minority owner. The expiration of this agreement and the resulting decrease in UE’s margins and increase in its revenue requirement was also reflected in UE’s July 7, 2006, request to the MoPSC to increase electric rates discussed above.

The ultimate impact of all of the matters mentioned above on the registrants’ results of operation, financial position, or liquidity cannot be predicted at this time.

ITEM 8.01 Other Events.

On July 7, 2006, UE issued press releases announcing that it had filed requests with the MoPSC for increases in electric and natural gas rates. The press releases are attached as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:  Title:

99.1	Press release dated July 7, 2006 regarding electric rate increase request
99.2	Press release dated July 7, 2006 regarding natural gas rate increase request

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This combined Form 8-K is being filed separately by each registrant. Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

FORWARD-LOOKING STATEMENTS

Statements in this report not based on historical facts are considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. These statements include (without limitation) statements as to future expectations, beliefs, plans, strategies, objectives, events, conditions, and financial performance. In connection with the “safe harbor” provi-sions of the Private Securities Litigation Reform Act of 1995, the registrants are providing this cautionary statement to identify important factors that could cause actual results to differ materially from those anticipated. The following factors, in addition to those discussed elsewhere in this report and in the registrants’ other filings with the SEC, could cause actual results to differ materially from management expectations suggested in such forward-looking statements:

•	regulatory actions, including changes in regulatory policies and ratemaking determinations;
•	changes in laws and other governmental actions, including monetary and fiscal policies;
•
the effects of increased competition in the future due to, among other things, deregulation of certain aspects of the registrants’ business at both the state and federal levels, and the implementation of deregulation, such as when the current electric rate freeze and current power supply contracts expire in Illinois at the end of 2006;

•	the effects of participation in the MISO;
•
the availability of fuel such as coal, natural gas and enriched uranium used to produce electricity; the availability of purchased power and natural gas for distribution; and the level and volatility of future market prices for such commodities, including the ability to recover the costs for such commodities;

•	the effectiveness of the registrants’ risk management strategies and the use of financial and derivative instruments;
•	prices for power in the Midwest;
•	business and economic conditions, including their impact on interest rates;
•	disruptions of the capital markets or other events that make the registrants access to necessary capital more difficult or costly;
•	the impact of the adoption of new accounting standards and the application of appropriate technical accounting rules and guidance;
•	actions of credit rating agencies and the effects of such actions;
•	weather conditions and other natural phenomena;
•	generation plant construction, installation and performance, including costs associated with UE’s Taum Sauk pumped-storage hydroelectric plant incident and its future operation;
•	operation of UE’s nuclear power facility, including planned and unplanned outages, and decommissioning costs;
•	the effects of strategic initiatives, including acquisitions and divestitures;
•
the impact of current environmental regulations on utilities and power generating companies and the expectation that more stringent requirements will be introduced over time, which could have a negative financial effect;

•	labor disputes and future wage and employee benefits costs, including changes in returns on benefit plan assets;
•	the inability of the registrants’ counterparties to meet their obligations with respect to contracts and financial instruments;
•	the cost and availability of transmission capacity for the energy generated by the registrants’ facilities or required to satisfy energy sales made by the registrants;
•	legal and administrative proceedings; and
•	acts of sabotage, war, terrorism or intentionally disruptive acts.

Given these uncertainties, undue reliance should not be placed on these forward-looking statements. Except to the extent required by the federal securities laws, the registrants undertake no obligation to publicly update or revise any forward-looking statements to reflect new information or future events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

UNION ELECTRIC COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

AMEREN ENERGY GENERATING COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

CILCORP Inc.
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

CENTRAL ILLINOIS LIGHT COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

ILLINOIS POWER COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

Date: July 7, 2006

Exhibit Index

Exhibit Number:  Title:

99.1	Press release dated July 7, 2006 regarding electric rate increase request

99.2	Press release dated July 7, 2006 regarding natural gas rate increase request